UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2024 (February 5, 2024)

Cano Health, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39289

Delaware	98-1524224
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Miami, FL	33178
(Address of principal executive offices)	(Zip Code)

(855) 226-6633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CANO*	The New York Stock Exchange*

*	On February 5, 2024, the New York Stock Exchange determined to commence proceedings to delist and immediately suspended trading in Cano Health, Inc.’s Class A common stock, par value $0.01 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 5, 2024, the New York Stock Exchange (the “NYSE”) notified (the “Notice”) Cano Health, Inc. (the “Company”) that the NYSE had determined to (a) commence proceedings to delist the Company’s Class A common stock, par value $0.01 per share (“Common Stock”) and (b) immediately suspend trading in the Company’s Common Stock pursuant to Section 802.01D of the NYSE Listed Company Manual after the Company filed voluntary petitions for relief under Chapter 11 of title 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware on February 4, 2024.

The NYSE will apply to the U.S. Securities and Exchange Commission to delist the Company’s Common Stock upon completion of all applicable procedures. The Company does not intend to appeal the NYSE’s determination and therefore expects that its Common Stock will be delisted from the NYSE.

The Common Stock is expected to continue trading on the OTC market under the symbol “CANOQ.”

Item 7.01. Regulation FD Disclosure.

On February 5, 2024, the Company issued a press release regarding the receipt of the Notice from the NYSE. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 proceedings. Holders of shares of the Company’s Common Stock could experience a complete loss on their investment, depending on the outcome of the Chapter 11 proceedings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated February 5, 2024.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CANO HEALTH, INC.

February 5, 2024	By:	/s/ Mark Kent
Mark Kent
Chief Executive Officer